EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony C. Jurak, Chairman of the Board and Director of Jurak Corporation World Wide, Inc. (the "Company"), hereby certify that:

         (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2003                       /s/ Anthony C. Jurak
                                             ----------------------------------
                                             Anthony C. Jurak
                                             Chairman of the Board and Director


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-QSB or as separate disclosure documents. A signed original of this written statement has been provided to Jurak Corporation World Wide, Inc. and will be retained by Jurak Corporation World Wide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




























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